UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 10, 2018 (October 4, 2018)

COLLIER CREEK HOLDINGS

(Exact name of registrant as specified in its charter)

Cayman Islands	001-38686	98-1425274
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

200 Park Avenue, 58th Floor

New York, New York 10166

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (212) 355-5515

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement.

On October 10, 2018, Collier Creek Holdings (the “Company”) consummated its initial public offering (“IPO”) of 44,000,000 units (the “Units”), including the issuance of 4,000,000 Units as a result of the underwriters’ partial exercise of their over-allotment option. Each Unit consists of one Class A ordinary share of the Company, par value $0.0001 per share (the “Class A Ordinary Shares”), and one-third of one redeemable warrant of the Company (“Warrant”), with each whole Warrant entitling the holder thereof to purchase one Class A Ordinary Share for $11.50 per share. The Units were sold at a price of $10.00 per Unit, generating gross proceeds to the Company of $440,000,000.

In connection with the IPO, the Company entered into the following agreements, forms of which were previously filed as exhibits to the Company’s Registration Statement on Form S-1 (File No. 333-227295) for the IPO, originally filed with the U.S. Securities and Exchange Commission (the “Commission”) on September 12, 2018 and amended by Amendment No. 1 to the Registration Statement, filed with the Commission on September 17, 2018 (as amended, the “Registration Statement”):

•	An Underwriting Agreement, dated October 4, 2018, by and among the Company and Citigroup Global Markets Inc., Credit Suisse Securities (USA) LLC and Merrill Lynch, Pierce, Fenner & Smith Incorporated, as representatives of the several underwriters, a copy of which is attached as Exhibit 1.1 hereto and incorporated herein by reference.

•	A Warrant Agreement, dated October 4, 2018, by and between the Company and Continental Stock Transfer & Trust Company, as warrant agent, a copy of which is attached as Exhibit 4.1 hereto and incorporated herein by reference.

•	A Letter Agreement, dated October 4, 2018 (the “Letter Agreement”), by and among the Company, its executive officers, its directors and the Company’s sponsor, Collier Creek Partners LLC (the “Sponsor”), a copy of which is attached as Exhibit 10.1 hereto and incorporated herein by reference.

•	An Investment Management Trust Agreement, dated October 4, 2018, by and between the Company and Continental Stock Transfer & Trust Company, as trustee, a copy of which is attached as Exhibit 10.2 hereto and incorporated herein by reference.

•	A Registration Rights Agreement, dated October 4, 2018, by and between the Company, the Sponsor and the Company’s independent directors, a copy of which is attached as Exhibit 10.3 hereto and incorporated herein by reference.

•	A Private Placement Warrants Purchase Agreement, dated October 4, 2018, by and among the Company and the Sponsor (the “Private Placement Warrants Purchase Agreement”), a copy of which is attached as Exhibit 10.4 hereto and incorporated herein by reference.

•	An Administrative Services Agreement, dated October 4, 2018, by and among the Company, the Sponsor and CC Capital Partners, LLC, a copy of which is attached as Exhibit 10.5 hereto and incorporated herein by reference.

Item 3.02.	Unregistered Sales of Equity Securities.

Simultaneously with the closing of the IPO, pursuant to the Private Placement Warrants Purchase Agreement, the Company completed the private sale of 7,200,000 warrants (the “Private Placement Warrants”) to the Sponsor at a purchase price of $1.50 per Private Placement Warrant, generating gross proceeds to the Company of $10,800,000. The Private Placement Warrants are identical to the Warrants sold as part of the Units in the IPO, except that the Sponsor has agreed not to transfer, assign or sell any of the Private Placement Warrants (except to certain permitted transferees) until 30 days after the completion of the Company’s initial business combination. The Private Placement Warrants are also not redeemable by the Company and are exercisable on a cashless basis so long as they are held by the Sponsor or its permitted transferees. No underwriting discounts or commissions were paid with respect to such sale. The issuance of the Private Placement Warrants was made pursuant to the exemption from registration contained in Section 4(a)(2) of the Securities Act of 1933, as amended.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On October 4, 2018, in connection with the IPO, Antonio F. Fernandez, Matthew M. Mannelly and William D. Toler (collectively, the “Independent Directors”) were appointed to the board of directors of the Company (the “Board”). Effective October 4, 2018: (i) Messrs. Fernandez and Toler were appointed to the Board’s Compensation Committee, with Mr. Toler serving as chair of the Compensation Committee; (ii) Messrs. Deromedi, Fernandez and Mannelly were appointed to the Board’s Nominating and Corporate Governance Committee, with Mr. Deromedi serving as chair of the Nominating and Corporate Governance Committee; and (iii) Messrs. Mannelly and Toler were appointed to the Board’s Audit Committee, with Mr. Mannelly serving as chair of the Audit Committee.

Following the appointment of the Independent Directors, the Board is comprised of the following three classes: the term of office of the first class of directors, Class I, consists of Messrs. Fernandez and Mannelly and will expire at the Company’s first annual meeting of shareholders; the term of office of the second class of directors, Class II, consists of Mr. Toler and will expire at the Company’s second annual meeting of shareholders; and the term of office of the third class of directors, Class III, consists of Messrs. Chu, Deromedi and Giordano and will expire at the Company’s third annual meeting of shareholders.

On October 4, 2018, in connection with their appointments to the Board, each of the Independent Directors entered into the Letter Agreement as well as an indemnity agreement with the Company in the form previously filed as Exhibit 10.5 to the Registration Statement.

Prior to the IPO, on September 10, 2018, the Sponsor transferred 45,000 Class B ordinary shares of the Company, par value $0.0001 per share, to each of Messrs. Fernandez and Mannelly and 52,500 Class B ordinary shares to Mr. Toler at their original purchase price of $0.002 per share.

Other than the foregoing, none of the Independent Directors are party to any arrangement or understanding with any person pursuant to which they were appointed as directors, nor are they party to any transactions required to be disclosed under Item 404(a) of Regulation S-K involving the Company.

The foregoing descriptions of the Letter Agreement and the form of indemnity agreement do not purport to be complete and are qualified in their entireties by reference to the Letter Agreement and form of indemnity agreement, copies of which are attached as Exhibit 10.1 here to and Exhibit 10.5 to the Registration Statement, respectively, and are incorporated herein by reference.

Item 5.03.	Amendments to Certificate of Incorporation or Bylaws; Change in Fiscal Year.

On October 4, 2018, in connection with the IPO, the Company adopted its Second Amended and Restated Memorandum and Articles of Association (the “Amended Charter”), effective the same day. The terms of the Amended Charter are set forth in the Registration Statement and are incorporated herein by reference. A copy of the Amended Charter is attached as Exhibit 3.1 hereto and incorporated herein by reference.

Item 8.01.	Other Events.

A total of $440,000,000, comprised of $431,200,000 of the proceeds from the IPO (which amount includes $15,400,000 of the underwriters’ deferred discount) and $8,800,000 of the proceeds of the sale of the Private Placement Warrants, was placed in a U.S.-based trust account at J.P. Morgan Chase Bank, N.A. maintained by Continental Stock Transfer & Trust Company, acting as trustee. Except with respect to interest earned on the funds in the trust account that may be released to the Company to pay its taxes, the funds held in the trust account will not be released from the trust account until the earliest of (i) the completion of the Company’s initial business combination, (ii) the redemption of any of the Class A Ordinary Shares sold as part of the Units in the IPO (the “public shares”) properly submitted in connection with a shareholder vote to amend the Amended Charter to modify the substance or timing of the Company’s obligation to provide for the redemption of the public shares in connection with an initial business combination or to redeem 100% of the public shares if the Company does not complete its initial business combination within 24 months from the closing of the IPO or (iii) the redemption of the Company’s public shares if the Company is unable to complete its initial business combination within 24 months from the closing of the IPO, subject to applicable law.

On October 4, 2018, the Company issued a press release announcing the pricing of the IPO, a copy of which is attached as Exhibit 99.1 to this Current Report on Form 8-K.

On October 8, 2018, the Company issued a press release announcing its ringing of The New York Stock Exchange closing bell, a copy of which is attached as Exhibit 99.2 to this Current Report on Form 8-K.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

EXHIBIT INDEX

Exhibit No.	Description
1.1	Underwriting Agreement, dated October 4, 2018, by and among the Company and Citigroup Global Markets Inc., Credit Suisse Securities (USA) LLC and Merrill Lynch, Pierce, Fenner & Smith Incorporated, as representatives of the several underwriters.
3.1	Second Amended and Restated Memorandum and Articles of Association.
4.1	Warrant Agreement, dated October 4, 2018, by and between the Company and Continental Stock Transfer & Trust Company, as warrant agent.
10.1	Letter Agreement, dated October 4, 2018, by and among the Company, its executive officers, its directors and Collier Creek Partners LLC.
10.2	Investment Management Trust Agreement, dated October 4, 2018, by and between the Company and Continental Stock Transfer & Trust Company, as trustee.
10.3	Registration Rights Agreement, dated October 4, 2018, by and between the Company, Collier Creek Partners LLC and the Company’s independent directors.
10.4	Private Placement Warrants Purchase Agreement, dated October 4, 2018, by and between the Company and Collier Creek Partners LLC.
10.5	Administrative Services Agreement, dated October 4, 2018, by and among the Company, Collier Creek Partners LLC and CC Capital Partners, LLC.
99.1	Press Release, dated October 4, 2018.
99.2	Press Release, dated October 8, 2018.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COLLIER CREEK HOLDINGS

	By:	/s/ Jason K. Giordano
Name: Jason K. Giordano
Title: Co-Executive Chairman

Dated: October 10, 2018